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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 April 28, 2000

                            PAINE WEBBER GROUP INC.
             (Exact Name of Registrant as specified in its charter)

DELAWARE                         NO. 1-7367                 NO. 13-2760086
--------                         ----------                 --------------
(State or other                  (Commission               (IRS Employer
jurisdiction                     File Number)               Identification No.)
of incorporation)

1285 AVENUE OF THE AMERICAS
     NEW YORK, NEW YORK                          10019
---------------------------                   ---------
(Address of principal                         (Zip code)
executive offices)

Registrant's telephone number, including area code: (212) 713-2000
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Item 5.   Other Events.

     On April 28, 2000, the Registrant announced that it entered into an agreement and plan of merger (the "Merger Agreement") with J.C. Bradford & Co., L.L.C. ("J.C. Bradford") pursuant to which a subsidiary of the Registrant will merge with and into J.C. Bradford. A copy of the press release announcing entry into the Merger Agreement is included herein as Exhibit 99.1 to this report.


Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

               99.1 Copy of Registrant's press release announcing entry into the Merger Agreement.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PAINE WEBBER GROUP INC.

                                        By:  /s/ Jerome T. Fadden
                                             -------------------------
                                             Name:  Jerome T. Fadden
                                             Title: Senior Vice President and
                                                    Chief Financial Officer

Dated: May 5, 2000

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                                 EXHIBIT INDEX

ITEM NO.                                   DESCRIPTION
--------                                   -----------
99.1                Copy of Registrant's press release announcing entry into
                    the Merger Agreement.